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                                                                   Exhibit 10.17

                                    AGREEMENT

         This AGREEMENT (the "Agreement") is entered into as of the first day of January, 200 1, by and among BASTET BROADCASTING, INC. ("Bastet"), MISSION BROADCASTING OF WICHITA FALLS, INC. ("Mission Wichita Falls"), and MISSION BROADCASTING OF AMARILLO, INC. ("Mission Amarillo" and, together with Bastet and Mission Wichita Falls, the "Companies"), DAVID S. SMITH, a resident of the State of Ohio and NANCIE J. SMITH, a resident of the State of Ohio.

                                   WITNESSETH

         WHEREAS, Bastet is the owner of television broadcast stations WFXP, Erie, Pennsylvania and WYOU, Scranton, Pennsylvania, Mission Wichita Falls is the owner of television broadcast stations KJTL and KJBO-LP, Wichita Falls, Texas and Mission Amarillo is the owner of television broadcast stations KCIT and KCPN-LP, Amarillo, Texas (the television broadcast stations are collectively, the "Stations"); and

         WHEREAS, David S. Smith is the President of each of the Companies, and performs certain functions in connection therewith; and

        WHEREAS, Nancie J. Smith is the Vice President of each of the Companies, and performs certain functions in connection therewith; and

         WHEREAS, the Companies pay David S. Smith and Nancie J. Smith for the services they provide with respect to the Stations; and

         WHEREAS, the Companies desire that Bastet make the payments to David S. Smith and Nancie J. Smith for the services they provide to all the Stations, and each Company will reimburse Bastet for the portion of the payments relating to its respective Station;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

          1. David S. Smith and Nancie J. Smith perform certain services for the Companies with respect to the business of the Stations, including, but not limited to, FCC regulatory compliance, filing of FCC applications and reports, management of the Stations' finances, programming, personnel and payroll, review and filing of state and federal tax returns and any other necessary state filings for the Companies, and general duties as officers and directors of the Companies.

         2. As compensation for the foregoing services, the Companies will pay David S. Smith no more than the following amounts per year:

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Company                              Stations                  Amount

Bastet Broadcasting, Inc.            WFXP                      $50,000
                                     WYOU                       50,000

Mission Wichita Falls                KJTLKJBO-LP                50,000

Mission Amarillo                     KCIT/KCPN-LP               50.000
                                                               -------

TOTAL                                                          $200.00
                                                               =======

         3. As compensation for the foregoing services, the Companies will pay Nancie J. Smith an hourly salary to be agreed upon between Nancie J. Smith and the Companies.

         4. Subject to paragraph 2 above, Bastet agrees to pay David S. Smith compensation to be agreed upon for and on behalf of the Companies, and each Company agrees to reimburse Bastet for the compensation payments relating to that Company. Bastet also agrees to pay Nancie J. Smith the amounts set forth in paragraph 3 hereof for and on behalf of the Companies, and each Company agrees to reimburse Bastet for the payments relating to that Company.

         5. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         6. This Agreement may be executed in counterparts, each of which shall be deemed an original and together which shall constitute one and the same instrument.

                                      -2-

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         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first stated above.

                           BASTET BROADCASTING, INC.

                           By: /s/  David S. Smith
                               ---------------------------------------
                               David S. Smith, President



                           MISSION BROADCASTING OF WICHITA FALLS, INC.


                           By: /s/  David S. Smith
                               ---------------------------------------
                               David S. Smith, President



                           MISSION BROADCASTING OF AMARILLO, INC.


                           By: /s/ David S. Smith
                               ---------------------------------------
                               David S. Smith, President



                           By: /s/ David S. Smith
                               ---------------------------------------
                               David S. Smith, an individual



                           By: /s/ Nancie J. Smith
                               ---------------------------------------
                               Nancie J. Smith, an individual